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                                                                   EXHIBIT 10.78

                           AMENDMENT TO PERFORMANCE
                       PARTNERSHIP UNIT OPTION AGREEMENT


          This AMENDMENT TO PERFORMANCE PARTNERSHIP UNIT OPTION AGREEMENT (this "Amendment") is executed by the undersigned Optionee ("Optionee") of Brylane, L.P. (the "Partnership"), and by the Partnership, as of this _____ day of December 1996.

                                R E C I T A L S
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          WHEREAS, the undersigned is the holder of an option (the "Option") to purchase Partnership units (the "Units") pursuant to that certain Performance Partnership Unit Option Agreement (the "Agreement") entered into as of _________, 199__ by and between the Partnership and Optionee pursuant to the Partnership's 1993 Performance Partnership Unit Option Plan, dated August 30, 1993, as amended on February 22, 1994 (the "Plan");

          WHEREAS, the Partnership desires to amend the Agreement to ensure that the calculation regarding whether the performance target has been met includes the cash flow generated by the business of the recently acquired Chadwick's of Boston catalog division of The TJX Companies, Inc., and by the KingSize catalog division business of the Partnership;

          WHEREAS, in consideration for making the performance target more easily achievable by the Partnership, the Partnership desires to amend the Agreement to raise the exercise price of the Option, if applicable, to $15.00 per Unit; and

          WHEREAS, in order to effect these changes in vesting and exercise price, if applicable, for the Option, Partnership and Optionee desire to amend the Agreement as set forth below.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, the Partnership and Optionee hereby agree to amend the Agreement as follows.

          1.   Definitions; References.  Each term used herein which is not
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defined herein shall have the meaning assigned to such term in the Agreement.
Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          2.   Amendment of Section 1 of the Agreement.  The Purchase Price of
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the Units shall be amended to "$15.00" per Unit, in the first sentence of
Section 1.
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          3.   Amendment of Schedule A to the Agreement.  Section 2 of Schedule
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A attached to the Agreement shall be amended in its entirety to read as follows:

               "2.  PERFORMANCE CRITERIA:

               The achievement by the business of the Partnership as it exists as of December 10, 1996 (the "Business") of operating cash flow of the Business (which term means the earnings before reductions for interest, taxes, depreciation and amortization of the Business, and before any charges attributable to the write-ups of inventory to fair market value on each of the date the Partnership purchased the assets from the Transferors as described in the Partnership Agreement, the date the Partnership purchased the assets of the KingSize division from WearGuard Corporation, and the date the Partnership purchased the assets of the Chadwick's of Boston division from The TJX Companies, Inc.), for the Measurement Period, of at least $323,000,000 ("Targeted Cash Flow"). Targeted Cash Flow represents 95% of projected operating cash flow of the Business for the Measurement Period."

          This Amendment may be executed in counterparts, each of which when taken together with the others shall constitute one and the same document.

          IN WITNESS WHEREOF, the Partnership and Optionee have executed this Amendment as of the date and year first above written.

PARTNERSHIP:                        OPTIONEE:

BRYLANE, L.P.


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By:  Peter J. Canzone               Please Print Name:
Its:  Authorized Representative
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